Third Quarter 2026 EARNINGS RELEASE NASDAQ: ONDS | November 12, 2026 Copyright 2026. All rights reserved.

This presentation may contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Ondas Inc. (“Ondas” or the “Company”) cautions readers that forward-looking statements are predictions based on its current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10-Q filed with the SEC, and in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.    This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. This presentation includes Non-GAAP financial measures. Please see the "Non-GAAP Financial Measures" section. Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Disclaimers

NASDAQ: ONDS

Leadership



Eric Brock

Founder, Chairman & CEO

Entrepreneur and technology executive with 30+ years experience in global finance and building businesses in mission critical technology markets.



Oshri Lugassy

CO-CEO, OAS

Defense and technology leader with decades of experience in autonomous systems, global business development, and military command.



Ryan Hartman

CEO, Ondas Sentinel

Aerospace and defense executive with 25+ years experience; multi-domain ISR across high-altitude platforms, UAVs, and AI analytics.



Neil Laird

CFO & Treasurer

Senior finance leader with 30+ years in technology / public-company operations.



Patrick Huston

COO, General Counsel & Secretary

National security leader with 35+ years in military operations, technology and law. Former U.S. Army Brigadier General.



Meir Kliner

President, OAS

Entrepreneur with over 20 years of proven track record in aerospace development and manufacturing.

3

Agenda Introduction Financial Review Growth & Operational Update Outlook & Closing Remarks Q&A

Integrated Platform. Accelerating Growth. Accelerated growth & new revenue opportunities Targeted acquisitions deepen capabilities across all technology segments, strengthening existing solutions and enabling new integrated systems. CAPABILITIES EXPANSION MAJOR PROGRAM WINS Securing significant contracts across multiple segments, validating our technologies and accelerating global market adoption. Expanding engineering, manufacturing, and production capabilities to accelerate delivery, meet growing demand, and support global scale. INDUSTRIAL GROWTH

Executing Our Strategy. Delivering Results Growth plan continues with strong results As of Sept 30, 2026 Investment of $37M in corporate infrastructure in Q3 2026 to support continued accelerated growth. $167M Q3 2026 Revenue $835M(1) Backlog $550M+ Raise FY 2026 Revenue Target $820M Cash, Cash Equivalents, Restricted Cash & ST Investments $1.1B+ 2027 Revenue Target >16x YoY Growth $250M+ Q4 Revenue Target >12x Growth from Q4 2025 6

Revenue Growth Accelerating Revenue growth accelerated throughout 2025 and through the first nine months of 2026 + QUARTERLY REVENUE 2025-2026 ($M)

Strong Organic Growth Driven by our expanded global sales, marketing and delivery platform (1) Pro forma assuming all companies were owned for the entire period. 64% Revenue YoY growth (Pro forma(1)) Q3 2025 to Q3 2026 75%+ Projected YoY growth (pro forma)  (Q4 2025 to Q4 2026) Organic Growth Highlights Organic Revenue growth Q3 2025 to Q3 2026 (Pro forma(1)) Sentrycs 263% 4M 192% Rotron 250% Mistral 136% 8

NASDAQ: ONDS

The Sovereign AI Layer for Defense

Mission-specialized AI models that governments and their defense partners own and control

MODELS (NVIDIA)

Open-weight model foundation

- Open-weight models, including NVIDIA Nemotron
- Removes the need to build a frontier model from scratch

PLATFORM (Palantir)

Secure integration and deployment

- Palantir AIP, Foundry and Apollo
- Model-training infrastructure and delivery support
- Designed to reach IL4/5 accreditation in weeks through FedStart

MISSION LAYER (regna AI)

Mission-specialized models

- Fine-tunes and post-trains open-weight models on sensitive mission data
- Quantized to run on edge hardware
- Forward-deployed engineers drive each model to customer benchmarks

SOVEREIGN OUTCOME

Customers own the models and the data

U.S. Department of War, allied governments and the defense and industrial companies that serve them

On Premises	Sovereign Cloud
Edge	Disconnected SCIF

MISSION WORKFLOWS ↑   ↓ EDGE MODELS

ONDAS

Bootstraps Regna AI
Standalone company, initially wholly owned by Ondas

First customer
Fine-tuned models run autonomous mission orchestration at the edge

Operational foundation
Builds on the SkyWeaver C4I collaboration with Palantir

Embedded Equity Value
Ondas' ownership positioned to unlock equity value as Regna AI adds customers and enters new markets

Stronger Financial Model
Sovereign AI development spend expected to move to Regna AI, accelerating Ondas' path to profitability

Portfolio Advantage
Mission-specialized models and edge orchestration advance autonomy across Ondas' systems of systems

9

FINANCIAL REVIEW Third Quarter 2026 Earnings Release

See the “Non-GAAP Financial Measures” section in the Appendix. Income Statement SELECT P&L DATA Three Months Ended September 30, (Unaudited) 2026 2025 Revenues, net $ 167,489 $ 10,098 Cost of goods sold 130,989 7,494 Gross profit 36,500 2,604 Total operating expenses 226,006 18,108 Operating Loss (189,506) (15,504) Total other income (expense), net 133,081 8,330 Provision for (benefit from) income taxes 8,247 307 Net income (loss) $ (64,672) $ (7,481) Non-GAAP measures (1) Depreciation expense 2,578 196 Amortization of intangible assets 33,072 1,087 Acquisition related expenses 14,114 707 Stock-based compensation 59,847 5,459 Change in fair value of contingent consideration 3,090 - Provision for (benefit from) income taxes 8,247 307 Other (income) expense, net (133,081) (8,330) Qualifying acquisition related employee costs 7,269 - Qualifying acquisition integration costs 238 - Inventory step-up 9,636 - Adjusted EBITDA $ (59,662) $ (8,055) Other non-GAAP measures (1) Adjusted Cash Operating Expenses $ 118,671 $ 10,896 Adjusted Gross Profit $ 58,297 $ 2,837 Adjusted Gross Margin 34.8% 28.1% Key Financial Insights: Revenue grew >16x YoY, driven by 64% organic core growth and strategic acquisitions. Adjusted gross margin was 34.8%, pressured by mix and LMS ramp inefficiencies. Adjusted cash OPEX increased mainly from acquired companies; growth OPEX moderated sequentially. R&D rose $30 million sequentially to $61.6 million to support product development and integration. Adjusted EBITDA loss widened to $59.6 million, driven primarily by temporary gross-margin pressure. 11 Q3 2026 (USD in 000s)

Balance Sheet Q3 2026 (USD in 000s) SELECT BALANCE SHEET DATA September 30, 2026 Dec. 31, 2025 (Unaudited) ASSETS Cash, cash equivalents, restricted cash, and short-term investments $ 820,336 $ 616,109 Total assets $ 4,027,840 $ 1,132,841 LIABILITIES, TEMPORARY EQUITY, AND STOCKHOLDERS’ EQUITY Other debt $ 1,062 $ 2,204 Convertible notes $ 5,046 $ 10,284 Total debt $ 6,108 $ 12,488 Total liabilities $ 1,657,097 $ 661,226 Redeemable noncontrolling interests $ - $ 29,796 Total stockholders' equity $ 2,370,743 $ 441,819 Total liabilities and stockholders' equity $ 4,027,840 $ 1,132,841 Key Financial Insights: Cash, cash equivalents, restricted cash and short-term investments ~ $820 million. Deployed $431 million of cash related to acquisitions, highlighted by DZYNE, Cyberhawk and GATE. Inventory now stands at $110.7 million up $58.6 million sequentially to support growing demand. Total Assets includes ~$65 million equity investments in non-affiliated private and public companies. Total liabilities includes $919 million for a warrant liability related to the October 2025 and January 2026 equity financings. 12

NASDAQ: ONDS

ONDAS

Analysis of Cash OPEX[1]

Q3 2026 *(USD in 000s)*

Ondas Inc.	$8,663	[Finance, Accounting, Governance]
Growth OPEX	27,637	[CorpDev, Ondas Capital, Partner Initiatives]
Corporate Level OPEX	**36,300**	
Growth OPEX	9,453	[Divisional leadership / Operating Infrastructure]
Product Companies	72,917	[Commercial Operations]
Operating Platform OPEX	**82,370**	
Adjusted Cash OPEX	**$118,670**	

Significant OPEX investments intended to advance Ondas' operating platform scaling and support significant growth in coming years

Key Financial Insights:

- Corporate level Cash OPEX growth moderated sequentially. Still elevated as a percent of revenue due to growth investments for:
  - Corporate development
  - Ondas Capital
  - Ecosystem engagement
  - Operating platform development
- Operating platform Cash OPEX saw sequential growth from leadership and infrastructure.
- Product company OPEX growth reflects addition of new acquisitions mainly in the US.

Growth OPEX is discretionary; expect significant operating leverage over the next 12+ months

[1] See the "Non-GAAP Financial Measures" section in the Appendix. Represents management estimates.

13

Third Quarter 2026 Earnings Release GROWTH & OPERATIONAL UPDATE

Multi-Domain Platforms Ondas brings together advanced technologies across five major domains AI | C2 PERSISTENT INTELLIGENCE   AERIAL SECURITY PRECISION STRIKE AUTONOMOUS GROUND SYSTEMS

NASDAQ: ONDS

ONDAS

Key Contract Awards Since Beginning of Q3

Expanding sales and commercial infrastructure expected to support strengthening pipeline

July 2026	July 2026	July 2026	August 2026	Sept/Oct 2026
$51.7M	**$63.1M**	**$52.9M**	**$21.1M**	**$135.2M**
Stratospheric ISR Support **LM Platform** *UK Precision Strike, Counter UAS for Australia DOD	**Border Security** **Counter UAS**	**LUS Program**	**CUAS Program** **AFRL Air Delivery Program** **MOD UGV Program**	**EU Loitering Munition Program** **U.S. Air Force Program** **Asia CUAS Program**
Market Segment ISR & Persistent Intelligence Precision Strike Aerial Security	**Market Segment** ISR & Persistent Intelligence Aerial Security	**Market Segment** Precision Strike	**Market Segment** Aerial Security Precision Strike Autonomous Ground Vehicles	**Market Segment** ISR & Persistent Intelligence

16

Revenue + Backlog Expansion US-Led A diversified order backlog across geographies and market segments; US revenue now > 50% BACKLOG BY MARKET SEGMENT ($M) $835M $835M BACKLOG BY REGION ($M) REVENUE BY REGION ($M) $167M

NASDAQ: ONDS

ONDAS

Demand for ULTRA is Growing Rapidly

PERSISTENT INTELLIGENCE

Path to >$1B in annual recurring ULTRA revenue



COMBAT-PROVEN RELEVANCE

ULTRA is already in use and delivering real-world ISR-T.

NEAR-TERM PROGRAM DEMAND

Demand is maturing for dozens of ULTRAs across U.S. and allied programs.

SCALABLE PRODUCTION

Designed for cost-efficient high-rate production to meet growing global demand for affordable, persistent ISR-T.

"As we saw in Epic Fury, ISR strike platforms have been essential. We have used MQ-9 and even now the ULTRA aircraft to great effect."

Secretary of the Air Force, September 2026 (Air & Space Forces Association's Air, Space & Cyber Conference, Keynote Speech)

GLOBAL FOOTPRINT REPRESENTS A SIGNIFICANT OPPORTUNITY

Replace or augment current ISR-T with 3 ULTRAs per cap at a fraction of the program cost.

GLOBAL ISR CAPs


North America
~25 CAPs
Europe
~30 CAPs
Asia-Pacific
~20 CAPs
Middle East & Africa
~25 CAPs
Latin America
~20 CAPs

Estimated GLOBAL TOTAL ~110 CAPs

5 MQ-9 PER CAP



ACQ. PRICE* (AV, Payload, Ground): $193M EST
ANNUAL OPERATING COST: ~$50M/CAP

3 ULTRAS PER CAP



ACQ. PRICE* (AV, Payload, Ground): $25M EST
ANNUAL OPERATING COST: ~$23M/CAP

18

** Total CAPs, Acquisition and operating costs represent market estimates based on publicly available data.*

NASDAQ: ONDS

ONDAS

Scaling ULTRA to Meet Demand for Persistent ISR

Affordable, long-range intelligence, surveillance and reconnaissance for U.S. and allied customers


STEMME

>70 hours

OF MISSION PERSISTENCE

Extended time on station with fewer aircraft rotations

Operationally deployed by the U.S. Air Force

EXPANDING THE MANUFACTURING BASE

~135,571 SQ FT
GERMANY | EXISTING

Expected to scale Stemme's existing S12 airframe capacity

~345,000 SQ FT
UNITED STATES | PLANNED

Establish airframe production to shorten supply lines

10

AIRCRAFT PER MONTH

BY 2028
Combined German & U.S. production target

Proposed Stemme acquisition supports closer alignment of airframe engineering, manufacturing and delivery

19

NASDAQ: ONDS

ONDAS

IonStrike: Cost Effective Kinetic C-UAS

Proven performance to meet a global scaling demand

PRECISION STRIKE

AERIAL SECURITY



NEW U.S. DoW APPLICATION

IonStrike selected for $10 million integration order with an unnamed new U.S. Government customer.



$45M PROPOSAL SUBMITTED

Sole-source proposal submission validates IonStrike for operational use and scaled deployment.

THE THREAT IS MASS PRODUCTION

Adversaries are producing Shahed-type UAV at industrial scale (*tens of thousands per month*).



OUR ANSWER: RAPID SCALE

Ondas expects to produce IonStrike at a rate of:


IONSTRIKE

Early 2027

100s
PER MONTH

Late 2027+

1,000s
PER MONTH


IONSTRIKE

ATTRACTIVE ECONOMICS. ENORMOUS DEMAND.

IONSTRIKE SALES PRICE:
<$50,000 PER UNIT

A Multibillion-Dollar Annual Revenue Opportunity

Low Unit Cost	Fire-and-Forget	Multi-Domain	Global Demand
Attritable at Scale	No Operator Needed	Land, Maritime, Air	Large, Persistent Market

20

NASDAQ: ONDS

Strategic Acquisitions

Acquiring enabling technology building blocks

GATE Technologies Ltd · BRON TECHNOLOGIES

Electronic Safe & Arm Devices (ESADs) and advanced electronic fuzing for precision weapons, missiles and unmanned systems.

- **Supply-critical layer.** ESAD components are in tight supply, and qualified production capacity is a bottleneck across the precision-strike supply chain.
- **Global production footprint.** Israeli engineering plus NATO-based, non-ITAR manufacturing through Bron Technologies in Poland.
- **Portfolio leverage.** Supports revenue and margin capture across Ondas precision-strike and counter-UAS products.

AERIAL SECURITY | PERSISTENT INTELLIGENCE | PRECISION STRIKE | AUTONOMOUS GROUND SYSTEMS

~$65M[1]
Expected 2026 revenue

~$180M
Expected 2028 revenue

90+
Weapon systems integrating GATE ESADs

Caribou Labs — Positioning, navigation and communications for GNSS-denied and contested environments.

AERIAL SECURITY | PERSISTENT INTELLIGENCE | PRECISION STRIKE | AUTONOMOUS GROUND SYSTEMS

ottopia defense — Resilient communications and remote operation linking unmanned platforms with human operators.

AERIAL SECURITY | PERSISTENT INTELLIGENCE | PRECISION STRIKE | AUTONOMOUS GROUND SYSTEMS

Insignito — AI-powered acoustic detection that identifies and tracks drones by their unique acoustic signatures.

AERIAL SECURITY | PERSISTENT INTELLIGENCE | PRECISION STRIKE | AUTONOMOUS GROUND SYSTEMS

1 Full year including pre-acquisition period

21

NASDAQ: ONDS

Ondas Land Systems Division

Establishing a new division within OAS integrating Ondas' technologies in the segment

Establishing a unified Autonomous Ground Vehicles division, bringing together five companies under one strategy.

- **Addressing growing demand for unmanned ground operations, reducing personnel exposure in dangerous missions.**
- **Combine complementary capabilities into complete mission solutions, bringing together robotics, autonomy, platforms, protection, and smart demining.**
- **Capture cost synergies by eliminating redundant overhead and streamlining operations**
- **Accelerate product development and deployment through shared engineering, technology integration, and coordinated operations.**
- **Pursue larger, multi-year defense programs by offering a broader, integrated portfolio through one customer interface.**
- **Scale international growth through joint business development, manufacturing, and customer support.**

Roboteam | M Smart Demining | Apeiro Motion | IEM | ottopia

$3.25B

Cumulative Potential Pipeline Opportunities Through 2031



22

OUTLOOK Third Quarter 2026 Earnings Release

NASDAQ: ONDS

ONDAS

Updated Outlook

Continue to demonstrate upside to our financial model

Updated 2026 Revenue Target

$550 Million +

Q4 2026 Revenue Target

$250 Million +

Adjusted EBITDA + Timeline:

- **Q4 2026** Operating Platform
- ~~Q4 2027~~ **Q3 2027** Ondas Inc.

Initiating 2027 Revenue Target - $1.1 Billion +

Target Revenue by Segment


30%
27%
31%
12%
Aerial Security
ISR & Persistent Intelligence
Precision Strike
Autonomous Ground Systems

Updated Outlook Details:

- Expand and pull through backlog, order pipeline
- Scale deliveries on major programs/ product deployments
- Focus on increasing re-occurring revenue into 2027
- Organic growth > 40% expected in 2027
- Delivering Adjusted EBITDA + timeline targets

24

NASDAQ: ONDS

A Structural, Multiyear Defense Transformation

Ondas is building an integrated, scalable defense & security technology platform

STRUCTURAL DEMAND	RESILIENT PROCUREMENT	MULTI-DOMAIN SYSTEMS OF SYSTEMS	PROFITABLE INDUSTRIAL SCALE	CAPITAL CREATES ADVANTAGE
Autonomy is reshaping ISR, air defense, force protection, ground operations and mission software.	Operational urgency extends beyond election cycles; U.S. and allied demand diversifies exposure.	AI-enabled orchestration unifies Ondas' autonomous platforms, RF sensing, secure connectivity and counter-UAS effects.	Expand capacity, convert backlog, integrate products and increase operating leverage.	Financial flexibility supports disciplined M&A, manufacturing and strategic investments.
Portfolio assembled around interconnected missions	Differentiate funded programs from future appropriations	Aerial autonomy • Ground robotics • Sensing • Counter-UAS	Focus: gross profit dollars, margins and 2027+ economics	Prioritize returns, accretion and balance-sheet resilience

INVEST TO WIN | Durable mission demand + differentiated systems + industrial execution + disciplined capital allocation

25

Q&A Third Quarter 2026 Earnings Release

NASDAQ: ONDS

ONDAS

Appendix

Q3 2026 & 2025

Adjusted EBITDA (dollars in thousands)	Three months ended September 30, 2026	2025
Net income (loss)	(64,672)	(7,481)
Depreciation	2,578	196
Amortization of intangible assets	33,072	1,087
Acquisition-related expenses (1)	14,114	707
Stock-based compensation and expense	59,847	5,459
Change in fair value of contingent consideration	3,090	-
Provision for (benefit from) income taxes	8,247	307
Other (income) expense, net (2)	(133,081)	(8,330)
Qualifying acquisition related employee costs (3)	7,269	-
Qualifying acquisition integration costs(4)	238	-
Inventory step-up(5)	9,636	-
Adjusted EBITDA	(59,662)	(8,055)

Adjusted Cash Operating Expenses (dollars in thousands)	Three months ended September 30, 2026	2025
Total operating expenses	226,006	18,108
Depreciation	(1,866)	(191)
Amortization of intangible assets	(25,324)	(1,087)
Acquisition-related expenses (1)	(14,114)	(707)
Change in fair value of contingent consideration	(3,090)	-
Stock-based compensation and expense	(57,811)	(5,227)
Qualifying acquisition related employee costs (3)	(4,892)	-
Qualifying acquisition integration costs (4)	(238)	-
Adjusted Cash Operating Expenses	118,671	10,896

Adjusted Gross Margin (dollars in thousands)	Three months ended September 30, 2026	2025
Revenue	$ 167,489	$ 10,098
Cost of goods sold	130,989	7,494
Gross profit (GAAP)	$ 36,500	$ 2,604
Amortization of acquisition-related intangible assets	7,748	--
Stock-based compensation and expense	2,035	233
Qualifying acquisition related employee costs(3)	2,378	-
Inventory step-up(5)	9,636	-
Adjusted Gross Profit (Non-GAAP)	$ 58,297	$ 2,837
Gross margin (GAAP)	21.8%	25.8%
Adjusted Gross Margin (Non-GAAP)	34.8%	28.1%

Footnotes

(1) Acquisition-related expenses include legal, accounting, and other due diligence costs incurred in connection with completed or pending acquisitions.
(2) Other (income) expense, net includes interest and dividend income, unrealized gain and losses on investments, interest expense, foreign exchange gain and loss, the change in the fair value of government grant liabilities and warrant liability, and other income (expense), net included on the Company's unaudited Condensed Consolidated Statements of Operations.
(3) Qualifying acquisition related employee costs include incremental and finite retention or transaction payments established in direct connection with an acquisition and exclude ordinary ongoing employee compensation.
(4) Qualifying acquisition integration costs include directly identifiable, incremental costs incurred to integrate acquired businesses and exclude ordinary ongoing operating costs of the combined business.
(5) Inventory fair value step-up expense recognized as a result of acquisition accounting for completed acquisitions.

27

As required by the rules of the SEC, we provide a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP measures. These reconciliations are set forth in the tables below. We believe that adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") is a useful supplemental measure for evaluating our operating performance and period to period trends because it eliminates the impact of items that primarily reflect our capital structure, tax position, non-cash accounting charges, acquisition-related transaction costs, and other items that management does not consider indicative of ongoing operating performance. Adjusted EBITDA should be considered in addition to, and not as a substitute for, net income (loss) and other measures prepared in accordance with GAAP. Adjusted EBITDA removes the effects of interest and financing-related items, depreciation and amortization, income taxes, stock-based compensation and expense, acquisition-related expenses, change in fair value of contingent consideration and other acquisition related obligations, acquisition related inventory fair value step ups, qualifying acquisition related employee costs, qualifying acquisition integration costs and other non-operating gains and losses. Management believes that excluding these items enhances comparability across periods and facilitates analysis of underlying operating trends. Adjusted Cash Operating Expense is a non-GAAP financial measure that represents total operating expenses excluding depreciation, amortization of intangible assets, acquisition-related expenses, change in fair value of contingent consideration and other acquisition related obligations, qualifying acquisition related employee costs, qualifying acquisition integration costs and stock-based compensation and expense. The most directly comparable GAAP measure to Adjusted Cash Operating Expense is total operating expenses. Management believes Adjusted Cash Operating Expense provides useful supplemental information by facilitating analysis of the Company’s ongoing cash operating costs and meaningful period-to-period comparisons. Management uses this measure for internal cost management, budgeting, and to evaluate operating trends excluding specified non-cash accounting charges and certain acquisition related cash costs. Adjusted Cash Operating Expense should be considered in addition to, and not as a substitute for, total operating expenses prepared in accordance with GAAP. Beginning with the period ended June 30, 2026, the Company revised its calculation of Adjusted EBITDA and Adjusted Cash Operating Expense to exclude changes in the fair value of contingent consideration and other acquisition related obligations and renamed "Cash Operating Expense" to "Adjusted Cash Operating Expense". Also beginning with the period ended June 30, 2026, the Company introduced Adjusted Gross Profit and Adjusted Gross Margin. Beginning with the period ended September 30, 2026, the Company further revised the definition of Adjusted EBITDA to exclude acquisition related inventory fair value step ups, qualifying acquisition related employee costs and qualifying acquisition integration costs. Correspondingly, the definition of Adjusted Cash Operating Expense was revised to exclude qualifying acquisition related employee costs and qualifying acquisition integration costs. In addition, the definition of Adjusted Gross Profit was revised to exclude acquisition related inventory fair value step ups. Management believes these revisions facilitate period to period comparability and analysis of the Company’s underlying operating performance and cost trends. These revisions did not affect previously reported non-GAAP measures, as no amounts qualifying under the newly added categories were recognized in prior periods presented. Adjusted Gross Profit is a non-GAAP financial measure that represents gross profit excluding amortization of acquisition-related intangible assets, acquisition related inventory fair value step ups, qualifying acquisition related employee costs, and stock-based compensation and expense included in cost of goods sold. Adjusted Gross Margin is a non-GAAP financial measure that represents Adjusted Gross Profit as a percentage of revenue. The most directly comparable GAAP measures to Adjusted Gross Profit and Adjusted Gross Margin are gross profit and gross margin (gross profit as a percentage of revenue), respectively. Management believes these measures provide investors with additional insight into the underlying profitability of the Company's products and services, operating performance and period-to-period trends. Comparative prior-period amounts have been presented on a consistent basis. Management uses Adjusted EBITDA, Adjusted Cash Operating Expense, Adjusted Gross Profit, and Adjusted Gross Margin together with GAAP results, in making operating and planning decisions and in evaluating the Company's ongoing performance. Other companies may calculate similarly titled non-GAAP measures differently, and therefore our non-GAAP measures may not be comparable to measures used by other companies. Non-GAAP Financial Measures

THANK YOU ir@ondas.com NASDAQ: ONDS | November 12, 2026 Copyright 2026. All rights reserved.